                                                                   EXHIBIT 10.21


                  SECURITIES ACCOUNT CONTROL AGREEMENT
                  (Wells Fargo Affiliate Intermediary)

      THIS SECURITIES ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered into as of DECEMBER 15,2004, by and among CRAY INC. ("Customer"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Intermediary"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Secured Party").

                                    RECITALS

      A. Customer maintains that certain account no. 14272100, and may now or hereafter maintain sub-accounts thereunder or consolidated therewith (collectively, the "Securities Account") with Intermediary pursuant to an agreement between Intermediary and Customer dated as of February 17, 2003 (the "Account Agreement"), and Customer has granted to Secured Party a security interest in the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account.

      B. Secured Party, Customer and Intermediary have agreed to enter into this Agreement to perfect Secured Party's security interests in the Collateral, as defined below.

      NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

      1. DEFINITIONS. As used herein:

      (a) the term "Collateral" shall mean: (i) the Securities Account; (ii) all financial assets credited to the Securities Account; (iii) all security entitlements with respect to the financial assets credited to the Securities Account; (iv) any and all other investment property or assets maintained or recorded in the Securities Account; and (v) all replacements or substitutions for, and proceeds of the sale or other disposition of, any of the foregoing, including without limitation, cash proceeds; and

      (b) the terms "investment property," "entitlement order," "financial asset" and "security entitlement" shall have the respective meanings set forth in the Washington Uniform Commercial Code. The parties hereby expressly agree that all property, including without limitation, cash, certificates of deposit and mutual funds, at any time held in the Securities Account is to be treated as a "financial asset."

      2. AGREEMENT FOR CONTROL. Intermediary is authorized by Customer and agrees to comply with all entitlement orders originated by Secured Party with respect to the Securities Account, and all other requests or instructions from Secured Party regarding disposition and/or delivery of the Collateral, without further consent or direction from Customer or any other party.

      3. CUSTOMER'S RIGHTS WITH RESPECT TO THE COLLATERAL.

      (a) Until Intermediary is notified otherwise by Secured Party, and except as permitted by Section 1 of the Addendum to Security Agreement by and among the parties: (i) Customer, or any party authorized by Customer to act with respect to the Securities Account, may give trading instructions to Intermediary with respect to Collateral in the Securities Account; and (ii) Intermediary may distribute to Customer or any other party in accordance with Customer's directions that portion of the Collateral which consists of interest and/or cash dividends earned on financial assets maintained in the Securities Account.

      (b) Without Secured Party's prior written consent, except to the extent permitted by the preceding paragraph: (i) neither Customer nor any party other than Secured Party may withdraw any Collateral from the Securities Account; and
(ii) Intermediary will not comply with any entitlement order or


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
request to withdraw any Collateral from the Securities Account given by any party other than Secured Party.

      (c) Upon receipt of either written or oral notice from Secured Party: (i) Intermediary shall promptly cease complying with entitlement orders and other instructions concerning the Collateral, including the Securities Account, from all parties other than Secured Party; and (ii) Intermediary shall not make any further distributions of any Collateral to any party other than Secured Party, nor permit any further voluntary changes in the financial assets.

      4. INTERMEDIARY'S REPRESENTATIONS AND WARRANTIES. Intermediary represents and warrants to Secured Party that:

      (a) The Securities Account is maintained with Intermediary solely in Customer's name.

      (b) Intermediary has no knowledge of any claim to, security interest in or lien upon any of the Collateral, except: (i) the security interests in favor of Secured Party; and (ii) Intermediary's liens securing fees and charges, or payment for open trade commitments, as described in the last paragraph of this Section.

      (c) Any claim to, security interest in or lien upon any of the Collateral which Intermediary now has or at any time hereafter acquires shall be junior and subordinate to the security interests of Secured Party in the Collateral, except for Intermediary's liens securing: (i) fees and charges owed by Customer with respect to the operation of the Securities Account; and (ii) payment owed to Intermediary for open trade commitments for purchases in and for the Securities Account.

      5. AGREEMENTS OF INTERMEDIARY AND CUSTOMER. Intermediary and Customer agree that:

      (a) Intermediary shall flag its books, records and systems to reflect Secured Party's security interests in the Collateral, and shall provide notice thereof to any party making inquiry as to Customer's accounts with Intermediary to whom or which Intermediary is legally required or permitted to provide information.

      (b) Intermediary shall send copies of all statements relating to the Securities Account simultaneously to Customer and Secured Party.

      (c) Intermediary shall promptly notify Secured Party if any other party asserts any claim to, security interest in or lien upon any of the Collateral, and Intermediary shall not enter into any control, custodial or other similar agreement with any other party that would create or acknowledge the existence of any such other claim, security interest or lien.

      (d) Without Secured Party's prior written consent, Intermediary and Customer shall not amend or modify the Account Agreement, other than: (i) amendments to reflect ordinary and reasonable changes in Intermediary's fees and charges for handling the Securities Account; and (ii) operational changes initiated by Intermediary as long as they do not alter any of Secured Party's rights hereunder.

      (e) Neither Intermediary nor Customer shall terminate the Account Agreement without giving thirty (30) days' prior written notice to Secured Party.

      6. MISCELLANEOUS

      (a) This Agreement shall not create any obligation or duty of Intermediary except as expressly set forth herein.


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
      (b) As to the matters specifically the subject of this Agreement, in the event of any conflict between this Agreement and the Account Agreement or any other agreement between Intermediary and Customer, the terms of this Agreement shall control.

      (c) All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by facsimile, upon receipt; and (iii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid. Secured Party and Intermediary agree to send to Customer copies of any notices from Secured Party to Intermediary and from Intermediary to Secured Party that are required or contemplated by this Agreement; provided that Customer recognizes that it shall not be entitled to receive copies of any internal communications between Secured Party and Intermediary.

      (d) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Intermediary may not assign its obligations hereunder without Secured Party's prior written consent. This Agreement may be amended or modified only in writing signed by all parties hereto.

      (e) This Agreement shall terminate upon: (i) Intermediary's receipt of written notice from Secured Party expressly stating that Secured Party no longer claims any security interest in the Collateral; or (ii) termination of the Account Agreement pursuant to the terms hereof and Intermediary's delivery of all Collateral to Secured Party or its designee in accordance with Secured Party's written instructions.

      (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.


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
      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

INTERMEDIARY:                           SECURED PARTY:

WELLS FARGO BANK,                       WELLS FARGO BANK,
NATIONAL ASSOCIATION                    NATIONAL ASSOCIATION


By: Lisa Tonna                          By: /s/ Russell Carson
    --------------------------------        -----------------------------------
Title: Client Service Consultant        Title: Relationship Manager
      ------------------------------    Address:
Address:                                999 Third Ave, 11th Floor
525 Market Street, 10th Floor           Seattle, WA 98104
San Francisco, CA 94105                 FAX NO: (206) 343-6626
FAX NO: (415) 975-6012


CUSTOMER

Cray Inc.

By: /s/ Kenneth W. Johnson
    --------------------------------
Title: Sr Vice President
      ------------------------------
Address:
411 First Avenue South, Suite 600
Seattle, WA 98104

FAX No: (206) 701-2218


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
               ADDENDUM TO SECURITY AGREEMENT: SECURITIES ACCOUNT


      THIS ADDENDUM is attached to and made a part of that certain Security
Agreement: Securities Account executed by Cray, Inc. ("Debtor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), dated as of December 15, 2004 (the "Agreement").

      The following provisions are hereby incorporated into the Agreement:

      1. Securities Account Activity. So long as no Event of Default exists, Debtor, or any party authorized by Debtor to act with respect to the Securities Account, may (a) receive payments of interest and/or cash dividends earned on financial assets maintained in the Securities Account, and (b) trade financial assets maintained in the Securities Account. Without Bank's prior written consent, except as permitted by the preceding sentence, neither Debtor nor any party other than Bank may withdraw or receive any distribution of any Collateral from the Securities Account; provided, however, that Debtor may withdraw or receive any distribution of any Collateral from the Securities Account to the extent that any such withdrawal or distribution does not reduce the Collateral Value of the Securities Account below the value provided in the next following sentence. The Collateral Value of the Securities Account shall at all times be equal to or greater than one hundred percent (100%) of the outstanding principal balance of the Indebtedness, including the amount of all issued and outstanding letters of credit if any, secured hereby. In the event that the Collateral Value, for any reason and at any time, is less than the required amount, Debtor shall promptly make a principal reduction on the Indebtedness or deposit additional assets of a nature satisfactory to Bank into the Securities Account, in either case in amounts or with values sufficient to achieve the required Collateral Value.

      2. "Collateral Value" means the percentage set forth below of the lower of the face or market value, or the lower of the face or redemption value, as appropriate, for each type of investment property held in the Securities Account at the time of computation, with such value and the classification of any particular investment property in all instances determined by Bank in its sole discretion, and excluding from such computation (a) all Collective Investment Funds, (b) any stock with a market value of $10.00 or less, and (c) all investment property from an issuer if Bank determines such issuer to be ineligible.

      Type of Investment Property                                     Percentage
      ---------------------------                                     ----------
      CASH AND CASH EQUIVALENTS                                          100%

      U.S. GOVERNMENT BILLS, NOTES AND U.S. GOVERNMENT
      SPONSORED AGENCY SECURITIES:

         (a) with maturities less than or equal to 5 years                90%

         (b) with maturities greater than 5 years but less
             than or equal to 10 years                                    85%

         (c) with maturities greater than 10 years                        80%


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

      CORPORATE AND MUNICIPAL BONDS AND NOTES:

         (a) rated AAA/Aaa, AA/Aa or SP-1 by a nationally recognized rating agency with maturities less than or equal to
             5 years                                                      85%

         (b) rated AAA/Aaa, AA/Aa or SP-1 by a nationally recognized rating agency with maturities greater than 5 years but
             less than or equal to 10 years                               80%

         (c) rated AAA/Aaa, AA/Aa or SP-1 by a nationally recognized
             rating agency with maturities greater than 10 years          75%

         (d) rated A, Baa, BBB or SP-2 by a nationally recognized
             rating agency with maturities less than or equal to
             5 years                                                      80%

         (e) rated A, Baa, 565 or SP-2 by a nationally recognized
             rating agency with maturities greater than 5 years but
             less than or equal to 10 years                               75%

         (f) rated A, Baa, BBB or SP-2 by a nationally recognized
             rating agency with maturities greater than 10 years          70%

      MUTUAL FUNDS:

         (a) Listed Money Market                                          95%

         (b) Short Term Taxable or Tax Exempt Bonds                       90%

         (c) Intermediate Term Taxable or Tax Exempt Bonds                85%

         (d) General Taxable Bonds                                        80%

         (e) Municipal Bonds, Single State Bonds or Long Term
             Corporate Taxable Bonds                                      75%

         (f) Balanced Stock and Bond Funds (includes flexible
             portfolio)                                                   75%

         (g) Domestic Large Cap Stock                                     70%

         (h) Domestic Equity Income Stock                                 70%

         (i) Domestic Mortgage Taxable Bonds                              70%

         (j) Multi Cap Growth, Value and Core Stock                       60%

         (k) Mid Cap Growth, Value and Core Stock                         60%

         (l) Small Cap Growth, Value and Core Stock                       50%

         (m) Specialty Equity Stock                                       50%


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
         (n) Sector, International, High Yield Taxable and
             Tax Exempt Stocks and Bonds                                  50%

         (o) Listed NASDAQ Mutual Funds                                   50%

      3. Exclusion from Collateral. Notwithstanding anything herein to the contrary, the terms "Collateral" and "Proceeds" do not include, and Bank disclaims a security interest in all Collective Investment Funds now or hereafter maintained in the Securities Account.

      4. "Collective Investment Funds" means collective investment funds as described in 12 CFR 9.18 and includes, without limitation, common trust funds maintained by Bank for the exclusive use of its fiduciary clients.

      IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Agreement.

                                        WELLS FARGO BANK,
Cray Inc.                               NATIONAL ASSOCIATION


By: /s/ Kenneth W. Johnson              By: /s/ Russell Carson
    --------------------------------        ------------------------------------
Title: Sr. Vice President                   Russell Carson,
                                            Assistant Vice President


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